This Supplement is filed pursuant to Rule 497(d) with regard to Defined Asset Funds, Equity Investor Fund Index Series, S&P 500 TRUST 2 S&P MIDCAP TRUST

The text of the supplement to the Prospectus dated April 24, 1998 is as follows:

                         Supplement dated July 31, 1998
                     to Prospectus dated April 24, 1998, of
                               Defined Asset Funds[SM]
                              Equity Investor Fund
                                  Index Series
                                 S&P 500 TRUST 2
                                S&P MIDCAP TRUST

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The Public Offering Price is based on the next evaluation of the Securities and includes a sales charge based on the amount of one or both Trusts purchased on the same day by a single purchaser.

                       Currently payable Sales Charge
                      --------------------------------        Dealer
                         As Percent of   As Percent of     Concession as
                        Public Offering    Net Amount        Percent of
Amounts Purchased           Price           Invested       Offering Price
-----------------       ---------------  --------------    --------------
Less than $25,000.......   2.25%             2.302%             1.463%
$25,000-$49,999.........   2.00              2.041              1.300
$50,000-$74,999.........   1.75              1.781              1.138
$75,000-$99,999.........   1.50              1.523              0.975
$100,000-$249,999.......   1.25              1.266              0.813
$250,000-$999,999.......   1.00              1.010              0.650
$1,000,000-$4,999,999...   0.75              0.756              0.488
$5,000,000-$14,999,999..   0.50              0.503              0.325
$15,000,000 or more.....   0.25              0.251              0.163

Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make Units available to their customers as their agents. A portion of the sales charge (equal to the dealer commission referred to above) will be retained by or remitted to the banks. Under the Glass-Steagall Act, banks are prohibited from underwriting Units; however, the Glass-Steagall Act permits banks to act as agents of their customers on a disclosed basis and federal banking regulators have approved arrangements similar to those arrangements. In addition, state securities laws on this issue may differ from the interpretations of federal law expressed above and banks and financial institutions may be required to register as dealers pursuant to state law.

The minimum purchase of one or both Trusts on any day is $250.

                                                                 14124-04/98